# Raymond James Investor Day

November 3, 2009

SYNOVUS

**Forward-Looking Statements**

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) statements that are problem asset strategy remains on track; (2) our expectations regarding trends in core deposits, core expenses and net interest margin; (3) our expectations regarding continued improvement in the quality of our deposit mix; (4) our belief in our demonstrated core earnings potential in a more favorable credit environment; (5) our expectations regarding execution of our capital plan; (6) our expectations regarding disposition of problem assets and losses to be incurred on liquidation of such assets; (7) our expectations regarding the net interest margin; (8) our expectations regarding past due loans; (9) assumptions regarding execution of our capital plan; and (10) management's estimate of probable losses to be incurred on loan dispositions over the next two quarters; (11) our expectations regarding our 4Q09 effective tax rate and the impact of our DTA balance in the remainder of 2009 and 2010 and future periods; (12) our expectations regarding trends in non-performing assets; (13) expectations regarding a weak fourth quarter; and (14) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this slide presentation and our filings with the Securities and Exchange Commission ("SEC"), and you should review this slide presentation in conjunction with our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K, and our other filings with the SEC. Many of these factors are beyond Synovus' ability to control or predict.

Factors that could cause actual results to differ materially from those contemplated in this slide presentation and our filings with the SEC include: (1) further deterioration in credit quality, particularly in residential construction and development loans, may continue to result in increased non-performing assets and credit losses, which will adversely impact our earnings and capital; (2) declining values of residential real estate may result in further write-downs of assets, which may increase our credit losses and negatively affect our financial results; (3) continuing weakness in the residential real estate environment may negatively impact our ability to liquidate non-performing assets; (4) the impact on our borrowing costs, capital cost and our liquidity due to adverse changes in our current credit ratings; (5) our ability to manage fluctuations in the value of our assets and liabilities to maintain sufficient capital and liquidity to support our operations; (6) restrictions or limitations on access to funds from subsidiaries, thereby restricting our ability to make payments on our obligations or dividend payments; (7) continuing deterioration in general economic conditions and conditions in the financial markets; (8) inadequacy of our allowance for loan losses, or the risk that the allowance may prove to be inadequate or may be negatively affected by credit risk exposures; (9) changes in the interest rate environment which may increase funding costs and reduce earning assets yields, thus reducing margins; (10) risks associated with the concentration of our non-performing assets in certain geographic regions and with affiliated borrowing groups; (11) the risk of additional future losses if the proceeds we receive upon the liquidation of non-performing assets are less than the fair value of such assets; (12) risks associated with the execution of our capital plan; (13) the impact of the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act, The Financial Stability Plan and other recent and proposed changes in governmental policy, laws and regulations, including proposed and recently enacted changes in the regulation of banks and financial institutions, or the interpretation or application thereof, including restrictions, increased capital requirements, limitations and/or penalties arising from banking, securities and insurance laws regulations and examinations; (14) the impact on Synovus' financial results, reputation and business if Synovus is unable to comply with all applicable federal and state regulations and applicable memoranda of understanding, other supervisory actions and any necessary capital initiatives; (15) risks associated with litigation; (16) the volatility of our stock price; and (17) the risk that the estimated effective tax rate for the fourth quarter of 2009 may be different than estimated; (18) the risk that the recoverability of the deferred tax asset balance may extend beyond 2010; and 19) the other factors set forth in Synovus' filings with the SEC, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

SYNOVUS®

**Use of Non-GAAP Financial Measures**

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core expenses; fundamental G&A expense; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; and the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are pre-tax income (loss); total G&A expenses; total non-interest expense; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and goodwill impairment. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core expenses such as goodwill impairment charges, restructuring charges, and Visa litigation expense (recovery). Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

# INVESTMENT HIGHLIGHTS

- **Well positioned franchise in attractive markets**
  - Focused on superior customer service and relationship banking. Community Banking, Powerfully Connected.
  - Favorable demographics* – 6.5% income growth, 6.2% population growth
- **Strong capital position**
  - 6.28% TCE/TA** as of 9/30/09
- **Aggressively managing credit**
  - Early recognition and resolution of problem loans
  - Dedicated work-out team aggressively managing distressed assets
- **Increasing core profitability**
  - Margin improvements through loan pricing and roll-off of higher-priced CDs
  - Improving deposit mix; 3.4% year-over-year core deposit** growth
  - Disciplined focus on expense control – 13% headcount reduction

* Source: SNL; Demographic growth rates projected for 2009 – 2014
** Non-GAAP financial measure; see appendix

SYNOVUS

# ATTRACTIVE SOUTHEAST FRANCHISE



| | Synovus | U.S. |
|---|---|---|
| Median HHLD income growth | 6.49% | 4.06% |
| Population growth | 6.23% | 4.63% |

| Market Area | Deposits ($mm) | Market Share | Rank | Total |
|---|---|---|---|---|
| **Key Markets** | | | | |
| Atlanta-Sandy Springs-Marietta, GA | $5,259 | 4.4% | 5 | 19.3% |
| Columbus, GA-AL | $3,607 | 48.7% | 1 | 13.2% |
| Columbia, SC | $2,133 | 14.0% | 3 | 7.8% |
| Birmingham-Hoover, AL | $2,065 | 6.9% | 4 | 7.6% |
| Pensacola-Ferry Pass-Brent, FL | $925 | 13.3% | 2 | 3.4% |
| Tampa-St. Petersburg-Clearwater, FL | $877 | 1.3% | 8 | 3.2% |
| Athens-Clarke County, GA | $866 | 29.0% | 1 | 3.2% |
| Nashville-Davidson--Murfreesboro--Franklin, TN | $541 | 1.7% | 12 | 2.0% |
| Charleston-North Charleston-Summerville, SC | $624 | 5.6% | 4 | 2.3% |
| Fort Walton Beach-Crestview-Destin, FL | $498 | 11.1% | 1 | 1.8% |
| **Notable Markets** | | | | |
| Savannah-Statesboro, GA | $579 | 9.2% | 5 | 2.1% |
| Huntsville, AL | $556 | 6.4% | 4 | 2.0% |
| Montgomery, AL | $563 | 7.1% | 4 | 2.1% |
| Jacksonville, FL | $497 | 1.3% | 16 | 1.8% |
| Memphis, TN-MS-AR | $345 | 1.8% | 10 | 1.3% |
| **All Other Markets** | $7,288 | - | - | 26.8% |
| **Totals** | **$27,225** | - | - | **100.0%** |

Source: FDIC Summary of Deposits and The Office of Thrift Supervision Deposits as of June 30, 2009 as supplied by Bancography
Note: Market share calculation only includes counties in which Synovus has a branch; Deposit data as of June 30,2009; Demographic growth rates projected for 2009 - 2014

SYNOVUS

# UNIQUE FRANCHISE WELL POSITIONED TO BENEFIT FROM DISLOCATION IN THE SOUTHEAST

**Top 10 southeast players by deposits**

| Rank | Company | Total Deposits in the Southeast ($mm) |
|---|---|---|
| 1 | Wells Fargo | $112,043 |
| 2 | Bank of America | $107,094 |
| 3 | SunTrust | $85,160 |
| 4 | Regions | $61,105 |
| **5** | **Synovus** | **$27,225** |
| 6 | BB&T | $23,991 |
| 7 | Colonial | $18,325 |
| 8 | First Horizon | $14,960 |
| 9 | Chase | $11,483 |
| 10 | Compass | $10,783 |

Note: Southeast includes AL, FL, GA, NC, SC, TN; Deposit data as of June 30,2009

- Community based business model
- Dislocated banking landscape in Southeast
- Several competitors distracted by integration
- Re-emergence of traditional banking model

# FINANCIAL RESULTS

# LOANS OUTSTANDING

(in billions)

**Year-over-Year** (down 4.8% or $1.3 billion)

- CRE (9.3%)
  - Investment Properties 10.0%
  - 1-4 Family Properties (28.3%)
  - Land Acquisition (9.2%)
- C&I (1.1%)
- Retail (1.5%)

**Linked Quarter** (down 18.0%* or $1.3 billion)

- CRE (24.5%)
  - Investment Properties (5.2%)
  - 1-4 Family Properties (47.4%)
  - Land Acquisition (32.8%)
- C&I (16.0%)
- Retail (5.9%)

*Annualized



$30
$24
$18
$12
$6
$0
$4.0
$12.3
$10.8
$4.2
$12.3
$11.0
$4.3
$12.3
$11.0
$4.4
$12.3
$11.3
$4.3
$12.3
$11.2
$4.3
$11.9
$11.4
$4.2
$11.2
$10.9
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
C&I
CRE
Retail

SYNOVUS

# IMPROVING MIX OF CORE DEPOSITS*

(dollars in millions)


$24,000
$19,200
$14,400
$9,600
$4,800
$0
21,674
22,429
22,415
7,516
7,106
6,743
887
1,922
1,984
9,792
9,539
9,670
3,479
3,862
4,018
3Q08
2Q09
3Q09
Time Deposits**
Shared Deposits
Other Interest Bearing Deposits**
Non-interest-bearing Deposits (DDA)

**Improving the quality of our deposit mix continues to be a major focus in 2009**

- $740 million or 3.4% year-over-year core deposit growth
  - More than $1 billion of growth in Shared Deposits
  - DDA growth of 15.5% or $539 million
- Non-interest-bearing deposits grew 16.1% linked quarter annualized

* Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see appendix

** Excludes shared deposits and national market brokered deposits

SYNOVUS

# CORE DEPOSITS*

(dollars in billions)

**Large, stable core deposits***

- Loans funded by core deposits have increased from 78% to 85% since September 2008



$28
$27
$26
$25
$24
$23
$22
$21
$27.6
$27.9
$27.7
$27.6
$26.3
$21.7
$22.3
$22.7
$22.4
$22.4
3Q08
4Q08
1Q09
2Q09
3Q09
Loans
Core Deposits*

* Non-GAAP financial measure; see appendix.

SYNOVUS

# NET INTEREST MARGIN

**Key Margin Drivers:**

- Improved loan pricing from addition of interest rate floors on most new and renewed loans
- Re-pricing of time deposits in current rate environment
- 3Q09 increase limited by net decrease in loans outstanding, and excess liquidity position, and negative impact of non-performing assets



Net Interest Income
(in millions)
$270
$216
$162
$108
$54
$0
$267.8
$258.0
$243.2
$256.6
$254.6
3Q08
4Q08
1Q09
2Q09
3Q09



Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.66%
3.47%
3.38%
3.62%
3.64%
3.42%
3.20%
3.05%
3.23%
3.22%
3Q08
4Q08
1Q09
2Q09
3Q09
Actual
Excluding negative impact of non-performing assets*

* Non-GAAP financial measure; see appendix.

SYNOVUS

# CONTINUED FOCUS ON EFFICIENCY AND PRODUCTIVITY



Fundamental G&A Expenses* (in millions)
$225
$180
$135
$90
$45
$0
$53.4
$55.5
$47.4
$50.7
$52.1
$31.9
$31.3
$31.6
$30.7
$31.5
$114.5
$112.6
$112.0
$109.3
$105.8
3Q08
4Q08
1Q09
2Q09
3Q09
Employment Expenses
Occupancy and Equipment
Other



Headcount
7,500
7,000
6,500
6,000
5,500
7,001
6,876
6,720
6,465
6,376**
3Q08
4Q08
1Q09
2Q09
3Q09
Headcount

* Excluding charges in connection with VISA litigation, goodwill impairment, restructuring charges, credit costs, and FDIC insurance. Non-GAAP financial measure; See Appendix.

** Down 13.0% from peak of 7,331 (1Q08)

SYNOVUS

# PRE-TAX, PRE-CREDIT COSTS INCOME***

(dollars in millions)


$166
$153
$141
$128
$115
$162
$141
$129
$145
$148*
3Q08
4Q08
1Q09
2Q09
3Q09

| | 3Q08 | 4Q08 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|
| Pre-tax loss | ($60) | ($740) | ($222) | ($663) | ($454) |
| | | | | | |
| Add: Provision Expense | 152 | 363 | 291 | 632 | 496 |
| Add: Other Credit Costs** | 45 | 78 | 54 | 176 | 110 |
| Add: Goodwill Impairment | 10 | 443 | – | – | – |
| Add: Restructuring Charges | 9 | 3 | 6 | – | – |
| Add (Subtract): Visa Litigation Settlement Expense (Recovery) | 6 | (6) | – | – | (4) |
| Pre-tax, Pre-credit Costs Income | $162 | $141 | $129 | $145 | $148* |
| | | | | | |
| Pre-tax, Pre-credit Costs Income/RWA*** | 2.0% | 1.8% | 1.7% | 1.9% | 2.1% |

* Amount includes security gains of $14.7 million

** Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.

*** Non-GAAP financial measure; see appendix.

SYNOVUS®

# DEFERRED TAX ASSET ACCOUNTING

- **DTA valuation allowance at 9/30/09 of $331 million**
- **YTD effective tax rate of 14.5%**
- **4Q09 effective tax rate, based on current forecasted results, is expected to be approximately 14.5%.**
- **2010**
  - No tax benefit during periods including a pre-tax loss
  - While we report a pre-tax profit, we will record minimal to no tax expense.
  - Expect to recover remaining DTA balance once we have demonstrated a sustainable return to profitability, perhaps at the point when we have experienced consecutive profitable quarters coupled with a forecast of continuing profitability.

    *It should be noted that recapture of the DTA balance (reversal of valuation allowance) is subject to considerable judgment*

# Credit Update

# CREDIT QUALITY TRENDS

(dollars in millions)



2.49%
678
3.00%
828
3.58%
997
4.15%
1,170
6.15%
1,725
6.17%
1,718
6.58%
1,747
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
NPA Ratio



0.95%
63.8
1.04%
70.6
1.53%
105.3
3.25%
229.4
3.53%
246.3
5.09%
355.2
7.33%
496.8
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Net Charge-Off Ratio (annualized)



1.46%
394.8
1.52%
417.8
1.68%
463.8
2.14%
598.3
2.32%
642.4
3.33%
918.7
3.49%
918.5
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Allowance for Loan Losses



1.39%
378.0
0.16%
1.33%
365.0
0.14%
1.46%
403.2
0.18%
1.30%
362.5
0.14%
2.12%
587.0
0.11%
1.20%
331.7
0.11%
1.35%
356.5
0.17%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Total Past Dues
Past Dues > 90 Days

Total outstanding loan balance declined $1.3 billion in 3Q09

SYNOVUS

# ASSET DISPOSITION ACTIVITY

(dollars in millions)

| | 1Q09 Sales | 2Q09 Sales | 3Q09 Sales | 3Q09 Sales Proceeds as a % of Unpaid Principal Balance |
|---|---|---|---|---|
| **Local Sales** | **$89** | **$333** | **$293** | **47%** |
| Note/ORE Sales | 72 | 239 | 196 | 43% |
| Short Sales | 7 | 84 | 78 | 59% |
| Auctions | 10 | 10 | 19 | 44% |
| **Wholesale Bulk Note Sales** | **17** | **71** | **46** | **36%** |
| **Total Sales** | **$106** | **$404** | **$339** | **46%** |

Third quarter asset dispositions were at prices that approximated carrying values.

# ALLOWANCE AND CUMULATIVE WRITE-DOWNS ON NON-PERFORMING LOANS

(dollars in millions)

| | 3Q09 | 2Q09 |
|---|---|---|
| Non-performing loans | $1,519 | $1,472 |
| Allowance for loan losses on non-performing loans | 290 | 342 |
| Cumulative write-downs LTD | 607 | 302 |
| **Total allowance and write-downs** | **$897** | **$644** |
| Allowance and cumulative write-downs on non-performing loans as a % of unpaid principal balance* | 42.2% | 36.3% |

* ORE at September 30, 2009 reflects cumulative write-downs and valuation reserves of 61% of unpaid principal balance. Total allowance and cumulative write-downs on all outstanding NPAs at September 30, 2009 are approximately 46% of unpaid principal balance.

SYNOVUS

# NPA ACTIVITY

(dollars in millions)

| | 3Q09 | 2Q09 | 1Q09 |
|---|---|---|---|
| Beginning NPAs | $1,718 | $1,725 | $1,170 |
| + NPL Additions | 756 | 765 | 939 |
| - Upgrade to Accrual | (2) | (15) | (4) |
| - Payments/Proceeds on NPA Sales | (175) | (237) | (93) |
| - Charge-Offs on NPLs | (458) | (355) | (246) |
| - ORE Losses | (72) | (65) | (41) |
| - ORE Valuation Adjustment - Dispositions | (20) | (100) | - |
| Ending NPAs | $1,747 | $1,718 | $1,725 |

# NPL RUN RATE BY GEOGRAPHY

(dollars in millions)

| | NPL Additions | | |
|---|---|---|---|
| | 3Q09 | 2Q09 | 1Q09 |
| Alabama | $47 | $47 | $34 |
| Florida | 144 | 125 | 80 |
| Georgia (not incl. Atlanta) | 185 | 143 | 374 |
| Atlanta | 222 | 269 | 246 |
| South Carolina | 133 | 160 | 185 |
| Tennessee | 25 | 21 | 20 |
| **Total** | **$756** | **$765** | **$939** |

# CHARGE-OFFS BY TYPE

(dollars in millions)

| Category | 3Q09 $ | 3Q09 %* |
|---|---|---|
| Investment Properties | $57.4 | 3.9% |
| 1-4 Family Properties | 237.4 | 24.3% |
| Land for Future Development | 72.7 | 19.4% |
| **Total CRE** | **367.5** | **13.1%** |
| Commercial and Industrial | 94.9 | 3.5% |
| Retail | 34.4 | 3.2% |
| **Total Net Charge-offs** | **$496.8** | **7.3%** |

* Annualized

Approximately $286 million, or 58% of 3Q09 net charge-offs, consisted of impairments of new NPLs and subsequent write-downs on existing NPLs.

SYNOVUS®

# CREDIT TAKE-AWAYS AND TRENDS

- **Key Portfolio Characteristics**
  - Atlanta's performing residential portfolio exposure reduced to $600 million from $1.8 billion
  - Investment Property portfolio continues to perform well
  - C&I portfolio is well diversified and credit quality is acceptable
  - Retail portfolio has strong asset quality
- **Trends**
  - Existing NPA book has been written down by 46%
  - Aggressive disposition strategy remains on track
  - Past dues remain at favorable levels

# SUMMARY

- Credit resolution continues in fourth quarter - opportunity to be profitable in 2010
- Proactive in recognizing problem assets and valuing them conservatively
- Aggressive asset disposition
- Excellent liquidity position
- Strong capital position

SYNOVUS

# APPENDIX

# STRONG AND STABLE DEPOSITS

**Deposit profile – 3Q09**



Money market accounts* 23%
Demand Deposit Accounts 14%
Brokered deposits** 20%
NOW accounts 12%
Savings accounts 2%
Time deposits < $100m* 11%
Time deposits > $100m* 18%

**Total: $28.1 billion**

**Deposit / funding statistics**

## Funding

- Total $31.1 billion
- 3Q09 average cost 1.53%

## Deposits

- Total = $28.1 billion
  - Core Deposits*** as a % of total funding: 72%
- 3Q09 average cost of deposits: 1.58%

* Excludes brokered deposits
** Brokered deposits consist of national market time and money market account deposits
*** Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see appendix

SYNOVUS

# NON-INTEREST INCOME

(in thousands)

| | 3Q09 | 2Q09 | 3Q08 | 3Q09 vs. 2Q09 % Change | 3Q09 vs. 3Q08 % Change |
|---|---|---|---|---|---|
| **Non-Interest Income:** | | | | | |
| Service Charges on Deposit Accts. | $29,699 | $29,702 | $28,132 | (0.0%) | 5.6% |
| Fiduciary and Asset Management Fees | 11,244 | 10,657 | 12,095 | 5.5% | (7.0%) |
| Brokerage and Investment Banking Revenue | 7,047 | 7,521 | 7,898 | (6.3%) | (10.8%) |
| Mortgage Banking Income | 7,037 | 14,590 | 4,476 | (51.8%) | 57.2% |
| Bankcard Fees | 13,663 | 13,755 | 13,371 | (0.7%) | 2.2% |
| Net Gains on Sales of Investment Securities Available for Sale | 14,730 | - | - | nm | nm |
| Other Fee Income | 7,733 | 8,722 | 8,773 | (11.3%) | (11.9%) |
| Increase (Decrease) in Fair Value of Private Equity Investments, Net | (853) | 8,090 | 13,052 | (110.5%) | (106.5%) |
| Proceeds from sale of MasterCard shares | - | 8,351 | - | nm | nm |
| Other Non-Interest Income | 6,497 | 6,450 | 11,158 | 0.7% | (41.8%) |
| **Total Non-Interest Income** | $96,797 | $107,838 | $98,955 | (10.2%) | (2.2%) |

SYNOVUS

# G&A EXPENSES

(in thousands)

| | 3Q09 | 2Q09 | 3Q08 | 3Q09 vs. 2Q09 % Change | 3Q09 vs. 3Q08 % Change |
|---|---|---|---|---|---|
| Salaries and Other Personnel Expense | $105,825 | $109,315 | $114,535 | (3.2%) | (7.6%) |
| Net Occupancy and Equipment Expense | 31,537 | 30,727 | 31,852 | 2.6% | (1.0%) |
| FDIC Insurance and Other Regulatory Fees | 15,341 | 30,061 | 5,960 | (49.0%) | 157.4% |
| Foreclosed real estate | 101,437 | 172,404 | 43,205 | (41.2%) | 134.8% |
| Other Credit Costs | 8,302 | 3,904 | 2,061 | 112.7% | 302.8% |
| Visa Litigation Expense (Recovery) | (4,067) | - | 6,347 | nm | (164.1%) |
| Goodwill Impairment | - | - | 9,887 | nm | nm |
| Professional Fees | 11,124 | 10,355 | 6,909 | 7.4% | 61.0% |
| Restructuring Charges | (413) | 397 | 9,048 | nm | (104.6%) |
| Other Operating Expense | 39,867 | 39,153 | 45,280 | 1.8% | (12.0%) |
| Total Non-Interest Expense | $308,953 | $396,316 | $275,084 | (22.0%) | 12.3% |
| | | | | | |
| Fundamental Non-Interest Expense* | $189,503 | $190,696 | $199,748 | (0.6%) | (5.1%) |

* Excluding charges in connection with VISA litigation, restructuring charges, credit costs, goodwill impairment, and FDIC insurance. Non-GAAP financial measure, see appendix.

SYNOVUS

# DEFERRED TAX ASSET ACCOUNTING

## Background

- A deferred tax asset (DTA) is created from the difference between book (GAAP) and tax earnings. For Synovus, the DTA balance is largely driven by its provision for loan losses.
- During the 2Q09, Synovus reached a cumulative 3-year pre-tax loss position. Under GAAP, a cumulative loss position is considered significant negative evidence in assessing the realizability of a deferred tax asset, even though the Federal tax code allows a 20 year carryforward of losses.
  - After considering both positive and negative evidence, Synovus increased its' deferred tax asset valuation allowance by approximately $173 million during 2Q09.
  - Due to available carryback, the valuation allowance has to be recorded as an adjustment to the annual effective tax rate throughout 2009 (vs. a one-time adjustment to earnings).
- The 2009 taxable loss will fully utilize Synovus' carryback for taxes paid in prior years. Beginning in 2010, any losses will be required to be carried forward (by recording a deferred tax asset with a corresponding valuation allowance), resulting in a close to zero effective tax rate.

| (dollars in millions) | 1Q09 | 2Q09 | 3Q09 | Sept. 09 YTD |
|---|---|---|---|---|
| Loss before income taxes | ($222) | ($663) | ($454) | ($1,339) |
| Income tax benefit, gross | $88 | $252 | $179 | $520 |
| Increase in valuation allowance for deferred tax assets | ($3) | ($173) | ($149) | ($326) |
| Net loss | ($137) | ($584) | ($424) | ($1,145) |
| Effective tax rate before valuation allowance | 39.8% | 38.1% | 39.4% | 38.8% |
| Effective tax rate after valuation allowance | 38.3% | 11.9% | 6.6% | 14.5% |

## 4Q09

- Based on current forecasted results, the effective tax rate for the fourth quarter is expected to be approximately 14.5%.

## Expectations Beyond 2009

- We expect no tax benefit during periods including a pre-tax loss; however, changes in market conditions could periodically impact values assigned to tax planning strategies and the required valuation allowance.
- Additionally, losses carried forward will be recorded as deferred tax assets with a corresponding increase in the DTA valuation allowance.
- When we report a pre-tax profit, we will not record a tax expense - in other words, we will begin to reduce the deferred tax asset valuation allowance.
- We expect to recover the remaining DTA balance once we have demonstrated a sustainable return to profitability, perhaps at the point when we have experienced consecutive profitable quarters coupled with a forecast of continuing profitability.

*It should be noted that recapture of the DTA balance (reversal of valuation allowance) is subject to considerable judgment*

SYNOVUS

# INVESTMENT PROPERTIES PORTFOLIO

(dollars in millions)

Total Investment Properties: $5.8 billion as of 9/30/09


Other Investment Property
10%
Multi-Family
15%
Warehouses
9%
Hotels
18%
Commercial Development
12%
Shopping Centers
18%
Office Buildings
18%

Investment Properties Portfolio as of 9/30/09

| Category | Outstanding Balance | NPL Ratio | 30+ Days Past Due Ratio | 3Q09 Net Charge-Off Ratio** |
|---|---|---|---|---|
| Multi-Family | $865 | 1.1% | 1.2% | 5.6% |
| Hotels | $1,023 | 22.5%* | 0.1% | 2.4% |
| Office Buildings | $1,075 | 1.2% | 0.9% | 4.7% |
| Shopping Centers | $1,078 | 2.0% | 1.4% | 2.4% |
| Warehouses | $497 | 1.8% | 0.0% | 0.7% |
| Other Investment Property | $581 | 2.1% | 0.8% | 2.8% |
| Commercial Development | $700 | 8.5% | 2.4% | 8.4% |
| **Total Investment Properties** | **$5,819** | **6.1%*** | **1.0%** | **3.9%** |

** Annualized

* Excluding one large credit, NPL ratio would be 1.1% for Hotels and 2.3% for Total Investment Properties

SYNOVUS

# RESIDENTIAL C&D AND LAND ACQUISITION PORTFOLIO

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolios
$6,000
$4,500
$3,000
$1,500
$0
5,875
4,705
4,343
3,826
3,200
1,810
1,286
1,077
807
613
4Q07
4Q08
1Q09
2Q09
3Q09
Remaining Portfolio
Atlanta

- **The Residential C&D and Land portfolios comprise 53% of total NPLs, of which 40% are in Atlanta.**
- **Performing Res. C&D and Land Acq. Portfolio has decreased by 46%, from $5.9B to $3.2B since 4Q07:**
  - 4Q07 - portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 3Q09 - portfolio represents 12% of total loans
    - Atlanta comprises 2%

# C&I PORTFOLIO

(dollars in millions)

## Diverse Industry Exposure
as of 9/30/09


10.6%
9.4%
6.4%
8.2%
11.3%
8.0%
7.5%
7.4%
6.1%
5.5%
4.6%
3.1%
2.6%
9.4%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
All Other

C&I Portfolio as of 9/30/09

| Category | Outstanding Balance | NPL Ratio | 30+ Days Past Due Ratio | 3Q09 Net Charge-Off Ratio* |
|---|---|---|---|---|
| Commercial, Financial, & Agricultural | $6,328 | 2.62% | 0.98% | 4.32% |
| Owner Occupied R/E | 4,588 | 1.45% | 0.72% | 2.25% |
| **Total C&I** | **10,916** | **2.13%** | **0.87%** | **3.45%** |

* annualized

- NPL Run Rate slightly decreased
- Past Dues remained below 1%
- Increase in charge-offs primarily due to losses in Construction and Manufacturing

SYNOVUS

# RETAIL PORTFOLIO

## STRONG ASSET QUALITY

(dollars in millions)

Retail Portfolio as of 9/30/09

| Category | Outstanding Balance | NPL Ratio | 30+ Days Past Due Ratio | 3Q09 Net Charge-Off Ratio* |
|---|---|---|---|---|
| Home Equity Lines | $1,729 | 0.87% | 0.86% | 2.71% |
| Consumer Mortgage | $1,668 | 2.49% | 2.19% | 3.57% |
| Small Business | $177 | 1.32% | 1.41% | 1.97% |
| Credit Card | $288 | 0.00% | 3.85% | 6.58% |
| Other Consumer Loans | $403 | 1.20% | 1.57% | 1.87% |
| **Total Retail Loans** | **$4,265** | **1.50%** | **1.67%** | **3.20%** |

* Annualized

- **NPL net decrease of $6.5 million from 2Q09**
- **3Q09 Charge-Offs of $34 million were up $9.6 million from 2Q09**
- **Past Dues decreased $5.2 million from 2Q09 to 1.67%**
- **Re-scored on a quarterly basis:**
  - Average Beacon Score shows no deterioration over four quarters
- **Credit Card past dues and charge-offs are well below industry average**

SYNOVUS

# NPL RUN RATE BY PORTFOLIO TYPE

(dollars in millions)

| | 3Q09 | 2Q09 | 1Q09 | 4Q08 |
|---|---|---|---|---|
| Investment Properties | $94 | $93 | $364 | $44 |
| Residential Properties (non-Atlanta) | 257 | 225 | 189 | 213 |
| Land Acquisition (non-Atlanta) | 70 | 69 | 49 | 19 |
| Residential Properties / Land (Atlanta) | 169 | 216 | 194 | 187 |
| Commercial and Industrial | 132 | 135 | 112 | 95 |
| Retail | 34 | 27 | 31 | 18 |
| **Total** | **$756** | **$765** | **$939** | **$576** |

# PAST DUES BY PORTFOLIO TYPE

(dollars in millions)

| | Total Loans at September 30, 2009 | 30 Days + Past Due | | | |
|---|---|---|---|---|---|
| | | 3Q09 | 2Q09 | 1Q09 | 4Q08 |
| Investment Properties | $5,819 | 0.99% | 0.82% | 1.53% | 0.67% |
| Residential Properties | 3,868 | 2.51 | 2.04 | 4.61 | 2.55 |
| 1-4 Family Construction | 991 | 4.32 | 2.39 | 7.15 | 3.42 |
| 1-4 Family Perm/Mini-Perm | 1,355 | 1.65 | 1.98 | 2.48 | 1.89 |
| Residential Development | 1,522 | 2.11 | 1.84 | 4.17 | 2.33 |
| Land for Future Development | 1,486 | 2.38 | 1.67 | 3.87 | 2.10 |
| Commercial and Industrial | 10,916 | 0.87 | 0.79 | 1.12 | 0.73 |
| Retail | 4,265 | 1.67 | 1.77 | 2.00 | 1.78 |
| **Total*** | **$26,332** | **1.35%** | **1.20%** | **2.12%** | **1.30%** |

* Includes unearned income

SYNOVUS

# NON-GAAP FINANCIAL MEASURES

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation:

| | 3Q08 | 4Q08 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|
| Total Risk-Weighted Assets | $32,262 | $32,107 | $31,237 | $30,037 | $28,372 |
| | | | | | |
| Loss before income taxes | (60) | (740) | (222) | (663) | (454) |
| | | | | | |
| Add: Provision Expense | 152 | 363 | 291 | 632 | 496 |
| Add: Other Credit Costs* | 45 | 78 | 54 | 176 | 110 |
| Add: Goodwill Impairment | 10 | 443 | – | – | – |
| Add: Restructuring Charges | 9 | 3 | 6 | – | – |
| Add (Subtract) Visa Litigation Settlement Expense (Recovery) | 6 | (6) | – | – | (4) |
| **Pre-tax, Pre-credit costs Income** | $162 | $141 | $129 | $145 | $148 |
| | | | | | |
| **Pre-tax, Pre-credit costs Income** / RWA** | 2.0% | 1.8% | 1.7% | 1.9% | 2.1% |

* other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to impaired loans held for sale.
** Annualized

SYNOVUS

# NON-GAAP FINANCIAL MEASURES (CONTINUED)

(dollars in millions)

| | 3Q08 | 4Q08 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|
| Total non-interest expense | $275 | $723 | $263 | $396 | $309 |
| Other credit costs[1] | (45) | (79) | (54) | (176) | (110) |
| FDIC Insurance expense | (5) | (6) | (12) | (29) | (14) |
| Restructuring charges | (9) | (3) | (6) | - | - |
| VISA litigation recovery (expense) | (6) | 6 | - | - | 4 |
| Goodwill Impairment | (10) | (443) | - | - | - |
| **Fundamental non-interest expense[2]** | **$200** | **$198** | **$191** | **$191** | **$189** |
| **Average earning assets[3]** | **$31,297** | **$32,308** | **$32,426** | **$32,124** | **$31,556** |
| Net interest income (taxable equivalent) | 269 | 259 | 244 | 258 | 256 |
| Add: Negative impact of non-performing assets on net interest income[4] | 19 | 23 | 27 | 32 | 33 |
| **Net interest income (taxable equivalent) excluding the negative impact of non-performing assets** | **$288** | **$282** | **$271** | **$290** | **$289** |
| Net Interest Margin | **3.42%** | **3.20%** | **3.05%** | **3.23%** | **3.22%** |
| Negative impact of non-performing assets | **0.24%** | **0.27%** | **0.33%** | **0.39%** | **0.42%** |
| **Net Interest Margin excluding negative impact of non-performing assets** | **3.66%** | **3.47%** | **3.38%** | **3.62%** | **3.64%** |

[1] Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to impaired loans held for sale.
[2] Also referred to as core expenses
[3] Quarterly average balance
[4] Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

# NON-GAAP FINANCIAL MEASURES (CONTINUED)

(dollars in millions)

| | 3Q09 | 2Q09 | 1Q09 | 4Q08 | 3Q08 |
|---|---|---|---|---|---|
| Total deposits | $28,054 | $27,424 | $27,948 | $28,617 | $27,849 |
| National market brokered deposits | (5,639) | (4,995) | (5,259) | (6,338) | (6,175) |
| **Core deposits** | **$22,415** | **$22,429** | **$22,689** | **$22,279** | **$21,674** |

| | 3Q09 |
|---|---|
| Total assets | $34,614 |
| Goodwill | (39) |
| Other intangible assets | (18) |
| Tangible assets | $34,557 |
| | |
| Total shareholders' equity | $3,153 |
| Goodwill | (39) |
| Other intangible assets | (18) |
| Cumulative perpetual preferred stock | (926) |
| Tangible common equity | $2,170 |
| | |
| **Tangible common equity to tangible assets** | **6.28%** |

SYNOVUS